Exhibit 10.4
Executed Version
Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.
AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0270-15
This Amendment No. 11 COM0375-20 (the "Amendment No. 11"), dated as of December 04, 2020 (“Amendment No. 11”) is between Yaborã Indústria Aeronáutica S.A. (the assignee of Embraer S.A.) ("Seller") and Aircastle Holding Corporation Limited (“Buyer”) collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0270-15 dated June 12th, 2015 as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 11 and the Purchase Agreement, this Amendment No. 11 shall control.
WHEREAS, [***];
WHEREAS, [***].
NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Seller and Buyer hereby agree as follows:
1. [***].
2. [***].
3. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 11 shall remain in full force and effect without any change.
4. COUNTERPARTS
This Amendment No. 11 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 11 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.
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Exhibit 10.4
Executed Version

IN WITNESS WHEREOF, SELLER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 11 to be effective as of the date first written above.

YABORÃ INDÚSTRIA AERONÁUTICA S.A.	AIRCASTLE HOLDING CORPORATION LIMITED
By /s/ Arjan Meijer Name: Arjan Meijer Title: CEO Embraer Commercial Aviation	By /s/ Stephen Quinn Name: Stephen Quinn Title: Director
By /s/ Marcelo Santiago Name: Marcelo Santiago Title: Vice President Contracts & Asset Management
Place: São José dos Campos, SP Brazil	Place: Stamford, CT